Sesen Bio Stockholders Approve Merger with Carisma Therapeutics Declares Special Dividend in the Aggregate of $75 Million Approximately 88% Voted in Favor of the Merger at the Special Meeting Merger on Track to Close on March 7, 2023 CAMBRIDGE, Mass. — March 2, 2023 — Sesen Bio, Inc. (Nasdaq: SESN) (“Sesen Bio” or the “Company”), today announced that its stockholders have voted to approve all proposals, including the pending merger with Carisma Therapeutics Inc. (“Carisma”), at the Company’s Special Meeting of Stockholders (the “Special Meeting”) held earlier today. Dr. Thomas Cannell, President and Chief Executive Officer of Sesen Bio, said, “We are pleased with the outcome of today’s Special Meeting and thank our stockholders for their support of the merger with Carisma. The fact that over 88% of stockholders voted in favor of the merger provides further confidence that our thorough strategic process maximizes value for stockholders. Throughout the process, we have been actively conserving capital and we are closing the merger with approximately $150 million in cash and cash equivalents, of which roughly half will go directly to Sesen Bio stockholders in the form of a $75 million special dividend we announced today, with the remainder going toward funding the combined company.” “Looking ahead, our stockholders are positioned to benefit from the upside potential of ownership in the combined company, as well as the CVR, which provides additional potential cash upside from any sale of Sesen Bio’s legacy assets, including Vicineum, and from the potential $30 million milestone payment under the Roche Asset Purchase Agreement. We look forward to completing the merger and realizing our bright future with Carisma.” Based on a preliminary count of the voting results from today’s meeting of stockholders, more than 88% of the votes cast were voted in favor of Proposal No. 1 to approve the issuance of Sesen Bio common stock to Carisma stockholders in the merger and approximately 86% of votes were cast in favor of Proposal No. 2, representing more than 57% of outstanding shares of Sesen Bio common stock, to approve the amendment to Sesen Bio’s certificate of incorporation to effect a reverse stock split of outstanding shares of Sesen Bio common stock at a ratio of 1-for-20. The approval of Proposal Nos. 1 and 2 was needed to complete the merger. Sesen Bio currently anticipates that the reverse stock split will become effective after trading hours on March 7, 2023, such that trading of post-split Carisma (“CARM”) common stock will commence on March 8, 2023. The merger is expected to close on March 7, 2023, subject to customary closing conditions. The final voting results for the company’s special meeting will be disclosed in a Form 8-K filed with the Securities and Exchange Commission (the “SEC”) and will also be available at https://ir.sesenbio.com/, after certification by the company’s inspector of elections. In connection with the transaction, the Sesen Bio Board of Directors has declared a one-time, special cash dividend of $75 million. Based on the current number of shares outstanding, the special cash dividend is expected to result in $0.361 per share to all common stockholders of record as of the close of business on March 7, 2023, payable no later than March 10, 2023. Sesen Bio stockholders of record will also be issued one Contingent Value Right (CVR) for each outstanding share of Sesen Bio common stock, representing the right to receive any potential proceeds from the sale of Vicineum and Sesen Bio’s preclinical assets prior to March 31, 2027 and any proceeds from the potential milestone payment under the Roche Asset Purchase Agreement. The issuance of the special cash dividend and CVR remain contingent on the closing of the approved transaction. Additional information about the reverse stock split can be found in the Company’s definitive proxy statement filed with the SEC on January 19, 2023, which is available at the SEC’s website, www.sec.gov, and at the company’s website, www.sesenbio.com. SVB Securities is acting as exclusive financial advisor to Sesen Bio for the transaction and Hogan Lovells US LLP is serving as its legal counsel. About Sesen Bio Sesen Bio, Inc. is a late-stage clinical company that previously focused on advancing targeted fusion protein therapeutics for the treatment of patients with cancer. Sesen Bio’s most advanced product candidate, Vicineum™, also known as VB4-845, is a locally administered targeted fusion protein composed of an anti-epithelial cell adhesion molecule antibody fragment tethered to a truncated form of Pseudomonas exotoxin A for the treatment of non-muscle invasive bladder cancer. On July 15, 2022, Sesen Bio made the strategic decision to voluntarily pause further development of Vicineum in the United States. The decision was based on a thorough reassessment of Vicineum, which included the incremental development timeline and associated costs for an additional Phase 3 clinical trial, following Sesen Bio’s discussions with the United States Food and Drug Administration. Sesen Bio has turned its primary focus to consummating a strategic transaction with the goal of maximizing stockholder value. Additionally, Sesen Bio is seeking a partner for the further development of Vicineum. For more information, please visit the Company’s website at www.sesenbio.com. Cautionary Note on Forward-Looking Statements Any statements in this press release about future expectations, plans and prospects for Sesen Bio, Inc. (Sesen Bio), CARISMA Therapeutics Inc. (Carisma) or the combined company, Sesen Bio’s, Carisma’s or the combined company’s strategy or future operations, and other statements containing the words “anticipate,” “believe,” “contemplate,” “expect,” “intend,” “may,” “plan,” “predict,” “target,” “potential,” “possible,” “will,” “would,” “could,” “should,” “continue,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. For example, statements concerning the proposed transaction, the concurrent financing, the contingent value rights and other matters, including without limitation: statements relating to the satisfaction of the conditions to and consummation of the proposed transaction, the expected timing of the consummation of the proposed transaction, the expected ownership percentages of the combined company, Sesen Bio’s and Carisma’s respective businesses, the strategy of the combined company, future operations, advancement of the combined company’s product candidates and product pipeline, clinical development of the combined company’s product candidates, including expectations regarding 1 Based on basic outstanding shares including unvested restricted stock units timing of initiation and results of clinical trials of the combined company, the ability of Sesen Bio to remain listed on the Nasdaq Stock Market, the completion of the concurrent financing, the receipt of any payments under the contingent value rights, and the amount and timing of distributions to be made to Sesen Bio stockholders, if any, in connection with any potential dissolution or liquidation scenario are forward-looking statements. Actual results may differ materially from those indicated by such forward- looking statements as a result of various important factors, including without limitation: (i) the risk that the conditions to the closing of the proposed transaction are not satisfied, including the failure to obtain stockholder approval of matters related to the proposed transaction in a timely manner or at all; (ii) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each of Sesen Bio and Carisma to consummate the proposed transaction, including completing the concurrent financing; (iii) risks related to Sesen Bio’s ability to correctly estimate its expected net cash at closing and Sesen Bio’s and Carisma’s ability to correctly estimate and manage their respective operating expenses and expenses associated with the proposed transaction; (iv) risks related to Sesen Bio’s continued listing on the Nasdaq Stock Market until closing of the proposed transaction; (v) the risk that as a result of adjustments to the exchange ratio, Sesen Bio stockholders or Carisma stockholders could own less of the combined company than is currently anticipated; (vi) the risk that the conditions to payment under the contingent value rights will not be met and that the contingent value rights may otherwise never deliver any value to Sesen Bio stockholders; (vii) risks associated with the possible failure to realize certain anticipated benefits of the proposed transaction, including with respect to future financial and operating results; (viii) uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; (ix) the effect of uncertainties related to the actions of activist stockholders, which could make it more difficult to obtain the approval of Sesen Bio stockholders with respect to the transaction related proposals and result in Sesen Bio incurring significant fees and other expenses, including for third-party advisors; (x) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, as amended; (xi) the effect of the announcement, pendency or completion of the merger on Sesen Bio’s or Carisma’s business relationships, operating results and business generally; (xii) costs related to the merger; (xiii) the outcome of any legal proceedings instituted against Sesen Bio, Carisma or any of their respective directors or officers related to the merger agreement or the transactions contemplated thereby; (xiv) the ability of Sesen Bio or Carisma to protect their respective intellectual property rights; (xv) competitive responses to the proposed transaction and changes in expected or existing competition; (xvi) the success and timing of regulatory submissions and pre-clinical and clinical trials; (xvii) regulatory requirements or developments; (xviii) changes to clinical trial designs and regulatory pathways; (xix) changes in capital resource requirements; (xx) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance its product candidates and its preclinical programs; (xxi) legislative, regulatory, political and economic developments; and (xxii) other factors discussed in the “Risk Factors” section of Sesen Bio’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other reports filed with the Securities Exchange Commission (SEC). In addition, the forward-looking statements included in this press release represent Sesen Bio’s and Carisma’s views as of the date hereof. Sesen Bio and Carisma anticipate that subsequent events and developments will cause the respective company’s views to change. However, while Sesen Bio may elect to update these forward- looking statements at some point in the future, Sesen Bio specifically disclaims any obligation to do so, except as required under applicable law. These forward-looking statements should not be relied upon as representing Sesen Bio’s views as of any date subsequent to the date hereof. Important Additional Information

In connection with the proposed transaction between Carisma and Sesen Bio, Sesen Bio first mailed to Sesen Bio stockholders a definitive proxy statement/prospectus on or about January 24, 2023 and a supplement to the proxy statement/prospectus on or about February 17, 2023. Sesen Bio may also file other relevant documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS, INCLUDING THE REGISTRATION STATEMENT, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, THE SUPPLEMENT AND ALL OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE MATERIALS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders are able to obtain the definitive proxy statement/prospectus and other documents that are filed or will be filed by Sesen Bio with the SEC free of charge from the SEC’s website at www.sec.gov or from Sesen Bio at the SEC Filings section of www.sesenbio.com. No Offer or Solicitation This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, a public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone or internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction. Participants in the Solicitation Sesen Bio and Carisma and their respective directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Sesen Bio’s directors and executive officers is available in Sesen Bio’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, its definitive proxy statement dated April 28, 2022 for its 2022 Annual Meeting of Stockholders and its Current Report on Form 8-K filed with the SEC on August 31, 2022. Other information regarding the participants in the proxy solicitation and a description of their interests in the proposed transaction, by security holdings or otherwise, is included in the definitive proxy statement/prospectus and other relevant materials that are or will be filed with the SEC regarding the proposed transaction. Investors should read the definitive proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from Sesen Bio or the SEC’s website as indicated above. Investors: Erin Clark, Vice President, Corporate Strategy & Investor Relations ir@sesenbio.com